UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

The Southern Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 25, 2016.

THE SOUTHERN COMPANY

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 28, 2016
Date: May 25, 2016	Time: 10:00 AM ET
Location:	The Lodge Conference Center
Callaway Gardens
Highway 18
Pine Mountain, GA 31822

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT           ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 11, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR each nominee in Item 1.

1.	ELECTION OF DIRECTORS:

	1a.	Juanita Powell Baranco

	1b.	Jon A. Boscia

	1c.	Henry A. Clark III

	1d.	Thomas A. Fanning

	1e.	David J. Grain

	1f.	Veronica M. Hagen

	1g.	Warren A. Hood, Jr.

	1h.	Linda P. Hudson

	1i.	Donald M. James

	1j.	John D. Johns

	1k.	Dale E. Klein

	1l.	William G. Smith, Jr.

	1m.	Steven R. Specker

	1n.	Larry D. Thompson

	1o.	E. Jenner Wood III
The Board of Directors recommends a vote FOR Items 2, 3, 4, 5, 6, 7, and 8.

2.	APPROVAL OF A BY-LAW AMENDMENT TO PERMIT PROXY ACCESS

3.	APPROVAL OF AN AMENDMENT TO THE CERTIFICATE TO REDUCE THE SUPERMAJORITY VOTE REQUIREMENTS TO A MAJORITY VOTE

4.	APPROVAL OF AN AMENDMENT TO THE CERTIFICATE TO ELIMINATE THE “FAIR PRICE” ANTI-TAKEOVER PROVISION

5.	APPROVAL OF A BY-LAW AMENDMENT TO PERMIT THE BOARD TO MAKE CERTAIN FUTURE AMENDMENTS TO THE BY-LAWS WITHOUT STOCKHOLDER RATIFICATION

6.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

7.	APPROVAL OF THE MATERIAL TERMS FOR QUALIFIED PERFORMANCE-BASED COMPENSATION UNDER THE OMNIBUS PLAN

8.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

The Board of Directors recommends a vote AGAINST Items 9 and 10.

9.	STOCKHOLDER PROPOSAL ON 2° CELSIUS SCENARIO REPORT

10.	STOCKHOLDER PROPOSAL ON STRANDED COAL ASSETS REPORT